UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 12, 2010
(Date of earliest event reported)	March 11, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 11, 2010, we announced that we will participate in the Morgan Stanley MLP and Diversified Natural Gas Corporate Access Day in New York City on Tuesday, March 16, 2010.

John W. Gibson, president and chief executive officer of ONEOK and chairman, president and chief executive officer of ONEOK Partners GP, L.L.C., our general partner, and Curtis L. Dinan, chief financial officer and treasurer for both entities, will be conducting a series of one-on-one meetings with members of the investment community.

The materials utilized at the conference will be accessible on our Web site, www.oneokpartners.com, that morning, beginning at 8:00 a.m. Central Daylight Time.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	March 12, 2010	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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